AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)

Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels For Airplanes, Trucks, Cars and Electric Vehicles

February 10, 2023

Disclaimer

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements with relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to maximize the benefits of capital expenditures, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the ability to maximize integrated value chains while minimizing technology and execution risk, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, the development of our India biodiesel segment, the development of our carbon capture and sequestration projects, and the ability to access the funding and tax credits required to execute on project construction and operations. Words or phrases such as “anticipates,” “may,” “will,” “should,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “showing signs,” “targets,” “will likely result,” “will continue,” “enable” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP because management believes these non-GAAP measures serve as a proxy for the Company's source or use of cash during the periods presented.. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate and serves as a proxy for the Company's source or use of cash during the periods presented. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. Adjusted EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Aemetis at a Glance

An integrated energy transition platform

Key Highlights

~$400mm market cap (NASDAQ: AMTX)	Delta /American /Japan /airlines offtake **$3.8 billion of Sustainable Aviation Fuel**	**$1.2 billion** of projects in development
2 operating biofuel plants (115 mgy)	**1 planned SAF/RD** biofuel plant (90 mgy)	**6 operating** RNG digesters and **60** more digesters planned

Mission

Replace high carbon intensity petroleum products with **"Below Zero" renewable fuels and byproducts** to reverse Climate Change caused by greenhouse gases warming our planet

Strategy

Lead the renewable fuels industry transition to **Below Zero Carbon Intensity** inputs from nonfood, low cost agricultural and forest waste sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values

Segment Summary

Dairy RNG	Renewable Jet / Diesel	California Ethanol	India Biodiesel	Carbon Capture
• Operates biomethane digesters at dairy farms connected by 40 mile pipeline to a gas cleanup and compression facility at existing ethanol plant to produce -426 CI RNG • 6 digesters operating and 60 in development	• Permitting /Engineering underway on a renewable aviation and renewable diesel refinery with production capacity of 90 mgy	• Located in Keyes, CA with a capacity of 65 mgy of low carbon fuel, ~2mm pounds / day of animal feed to ~120,000 dairy cows at ~80 dairies in the Central Valley of CA	• Own and operate an integrated biofuels and refined glycerin production facility in Kakinada, India with capacity of ~50 mgy • Tallow refinery 50 mgy • Plan to expand to 100 mgy biodiesel	• Capture, dehydrate, compress and sequester 2 million metric tonnes of CO_2 per year from Aemetis and third-party suppliers

Third Generation Technology to Reverse Climate Change

1st Generation Renewable Energy = Use the Sun's energy

Solar, Wind, Hydro and Nuclear do not absorb carbon from the atmosphere. These energy sources are slowing the rate of heating the Earth as coal and natural gas plants continue to operate globally.

2nd Generation Renewable Energy = Use the Sun's Energy and Absorb CO2

Renewable fuels use large scale agriculture to absorb sunlight and CO2 in photosynthesis, including renewable diesel, ethanol, biodiesel, and jet fuel. The renewable CO2 is emitted during production.

3rd Generation Renewable Energy = Use Sun's Energy, Absorb and Sequester CO2

Using renewable fuels for Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops which are converted into renewable fuels, then the solar energy is released as transportation energy while the CO2 from biofuels production is injected underground.

3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), Blenders Tax Credit (BTC), and IRA tax credit values.

These regulations are an objective measure of the positive impact of each project on reversing Climate Change.

Federal: RFS Below Zero Carbon Intensity Market Opportunity

- Federal and California low carbon renewable fuel standards require oil refiners and other obligated parties to blend increasing amounts of renewable fuels into transportation fuel sold in the United States.
- Renewable fuels with "below zero" carbon intensity, such as dairy biogas and cellulosic hydrogen from orchard waste, generate more revenues than traditional renewable fuels which have higher carbon intensity.
- The renewable diesel Blenders Tax Credit of $1.00 per gallon increased up to $1.75 for aviation fuel.



Higher Value Fuel (Lower Carbon)
Below Zero CI Biofuels and Dairy Renewable Gas (D3)
Below Zero Carbon Cellulosic Ethanol and Renewable Natural Gas
Biodiesel (D4)
Biodiesel and renewable diesel 50% carbon reduction
Advanced Biofuels (D5)
Sugarcane ethanol, renewable heating oil 50% carbon reduction
Ethanol (D6)
Traditional corn ethanol 30% carbon reduction
Lower Value Fuel (Higher Carbon)

Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits including California LCFS credits, federal RFS RINs, and Inflation Reduction Act tax credits. Other states are now adopting carbon reduction programs.

State: California LCFS Below Zero Carbon Intensity Market Opportunity

- The 2007 Federal Energy Independence and Security Act states military, economic and environmental reasons for increasing renewable fuels to 36 billion gallons per year in the US.
- By 2024 when mandates are updated, the California Low Carbon Fuel Standard (LCFS) is expected to generate deficits as the regulatory demand for credits continues to increase annually.



Fig 1. Total Credits and Deficits (MT)
for All Fuels Reported Q1 2011 - Q3 2020
Metric Tons (MT)
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2011Q1
2012Q1
2013Q1
2014Q1
2015Q1
2016Q1
2017Q1
2018Q1
2019Q1
2020Q1
Credits
Deficits
Cummulative Bank

Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits including California LCFS credits, federal RFS RINs, and Inflation Reduction Act tax credits. Other states are now adopting the carbon reduction programs.

Highly Experienced Management and Board of Directors



Eric McAfee - Chairman of the Board and CEO
- Founder of *Aemetis (NASDAQ: AMTX)* and co-founder of $1.6 billion revenues *Pacific Ethanol (Now NASDAQ: ALTO)*
- Founding shareholder of oil production company *Evolution Petroleum (NYSE: EPM)*
- Founded eight public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO
- Joined Aemetis in 2007
- Served in senior financial management roles with Apple for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels
- Joined Aemetis in 2006
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs
- Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International
- Joined Aemetis in 2007
- Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents

Board of Directors

Lydia Beebe – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years
John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan
Fran Barton - Former CFO of five high tech companies with revenues more than $1 billion
Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy
Timothy Simon, Esq. – Former California Public Utilities Commission board member; natural gas industry consultant

Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience.

Aemetis Circular Bioeconomy

Integrated value chain supports growth while minimizing technology and execution risk


Animal Feed
Dairy Farms
Renewable Oils
Waste Wood
Producing cellulosic hydrogen
Hydropower
1 Aemetis Biogas
2 Keyes Ethanol Plant
Cellulosic Sugar From Wood Waste
3 Riverbank Renewable Jet and Diesel Plant
Powers the Keyes Plant
Renewable Natural Gas
Low-Carbon Ethanol
CO2
CO2 captured and stored underground
Sustainable Aviation Fuel and Renewable Diesel
Fueling Stations
Natural Gas Pipeline
Transportation
Aviation and Trucking

Aemetis Leverages Existing Plants, Infrastructure, and Relationships to Expand its Low-Carbon Biofuel Business

1. **Aemetis Biogas**
   Dairy cows consume the animal feed from the Aemetis plant, producing manure, which naturally creates methane. Aemetis dairy digesters capture this methane and pipe the gas to the Aemetis plant for further clean-up and conversion into renewable natural gas. By avoiding the release of methane into the atmosphere, this carbon negative gas is used as transportation fuel, further reducing the consumption of petroleum..

2. **Keyes Ethanol Plant**
   The Keyes facility produces about 65 million gallons a year of ethanol, animal feed, and distillers corn oil.

   The animal feed produced here feeds local dairy cows.

3. **Riverbank Renewable Jet & Diesel Facility**
   Renewable oils and orchard wood waste, is used as a feedstock for the production of renewable jet and diesel fuel using zero carbon hydroelectric power.

Aemetis Expansion Plan Projections

	2023	2024	2025	2026	2027
Total Dairy Renewable WCE	27,116	57,378	86,607	108,751	127,942
dRNG Production Volume (MMBtu/Year)	301,923	660,050	1,011,051	1,287,615	1,524,208
dRNG Sales Volume (MMBtu/Year)	22,184	586,629	1,017,651	1,378,167	1,567,927
India Biodiesel (Gallons/Year)	26,945,633	37,248,375	54,419,612	73,968,405	84,535,320
SAF Jet / Renewable Diesel (Gallons/Year)			42,697,200	84,698,250	84,698,250
Carbon Capture & Sequestration (Metric Tons)			125,000	500,000	1,400,000



Aemetis Expansion Capital Expenditures Projection by Project
($ in Millions)
California ethanol capex
Carbon capture & sequestion capex
Renewable Diesel / SAF capex
India biodiesel capex
Biogas capex
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
$214M
$420M
$244 M
$36M
$7M
2023
2024
2025
2026
2027

1. Capital expenditures are net of approximately $67 million of expected grant funding.
2. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected Revenue Growth by Business Unit


Revenue by Business Unit
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
43% CAGR REVENUES
$342M
$492M
$1,086M
$1,694M
$2,017M
2023
2024
2025
2026
2027
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Aemetis Projected EBITDA Growth by Business Unit



EBITDA by Business Unit
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
77% CAGR EBITDA
$39M
$118M
$364M
$551M
$682M
2023
2024
2025
2026
2027
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration
Corporate

1. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

Revenue and Adjusted EBITDA Growth Plan

Projected Consolidated Revenues and Adjusted EBITDA [1]

Revenues (millions)	2023	2024	2025	2026	2027
California Ethanol & Animal Feed	220.5	267.2	275.3	275.5	276.0
India Biodiesel & Glycerin	119.1	162.2	248.4	353.8	423.8
Dairy Renewable Natural Gas	2.0	62.1	192.4	261.6	302.3
Renewable Diesel/Sustainable Aviation Fuel	-	-	348.0	693.3	700.9
Carbon Capture & Sequestration	-	-	21.4	109.8	314.3
Total Revenues	**$ 341.5**	**$ 491.5**	**$ 1,085.5**	**$ 1,693.9**	**$ 2,017.4**

Adjusted EBITDA (millions)	2023	2024	2025	2026	2027
California Ethanol & Animal Feed	6.7	52.3	61.2	61.2	61.7
India Biodiesel & Glycerin	12.9	17.7	29.6	32.5	41.0
Dairy Renewable Natural Gas	29.2	59.1	179.0	236.5	264.1
Renewable Diesel/Sustainable Aviation Fuel	(0.7)	(1.5)	88.4	184.9	192.0
Carbon Capture & Sequestration	(0.1)	(0.1)	15.4	45.6	132.3
Corporate	(9.2)	(9.3)	(9.4)	(9.4)	(9.0)
Adjusted EBITDA	**$ 38.8**	**$ 118.3**	**$ 364.2**	**$ 551.2**	**$ 682.1**

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.
2. Adjusted EBITDA is a non-GAAP measure defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Net Income to EBITDA Reconciliation

Projected Consolidated Net Income to Adjusted EBITDA Reconciliation [1]

Net Income (in millions)	2023	2024	2025	2026	2027
California Ethanol & Animal Feed	(23.4)	19.2	30.8	28.0	24.8
India Biodiesel & Glycerin	8.6	11.7	19.6	22.7	29.2
Dairy Renewable Natural Gas	0.6	25.1	139.2	194.5	221.6
Renewable Diesel/Sustainable Aviation Fuel	(1.4)	(2.7)	59.4	130.6	141.2
Carbon Capture & Sequestration	(4.3)	(9.6)	(7.9)	13.5	112.1
Corporate	(21.4)	(24.7)	(27.5)	(30.6)	(33.5)
Total Net Income	**$ (41.3)**	**$ 19.1**	**$ 213.6**	**$ 358.7**	**$ 495.5**

Net Income to EBITDA (millions)	2023	2024	2025	2026	2027
Net income	(41.3)	19.1	213.6	358.7	495.5
Depreciation	9.1	13.5	31.5	53.3	54.9
Stock compensation	5.7	7.7	10.2	13.0	16.1
Interest, amortization and accretion	62.4	74.5	102.1	118.4	105.6
Income taxes	2.9	3.4	6.7	7.8	10.0
Adjusted EBITDA	**$ 38.8**	**$ 118.3**	**$ 364.2**	**$ 551.2**	**$ 682.1**

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Aemetis Projected CAPEX and Monetized Tax Credits

Capital Expenditures (in millions)	2023	2024	2025	2026	2027
California Ethanol	7.2	-	-	-	-
India Biodiesel & Glycerin	10.0	13.0	-	-	-
Dairy Renewable Natural Gas	74.3	52.4	37.2	36.1	6.6
Renewable Diesel/Sustainable Aviation Fuel	95.2	260.2	99.6	-	-
Carbon Capture & Sequestration	27.3	94.0	107.4	-	-
Total Capital Expenditures	**$ 214.0**	**$ 419.7**	**$ 244.2**	**$ 36.1**	**$ 6.6**

IRA Tax Credits (in millions)	2023	2024	2025	2026	2027
California Ethanol	4.6	5.6	6.4	6.4	6.4
India Biodiesel & Glycerin	-	-	-	-	-
Dairy Renewable Natural Gas	37.7	18.7	98.2	123.3	132.1
Renewable Diesel/Sustainable Aviation Fuel	-	-	48.3	95.7	95.7
Carbon Capture & Sequestration	-	-	2.4	38.3	107.1
Corporate	-	-	-	-	-
Total IRA Tax Credit	**$ 42.3**	**$ 24.3**	**$ 155.3**	**$ 263.7**	**$ 341.4**

1. Capital expenditures are net of approximately $67 million of expected grant funding.
2. The information on this slide constitutes forward-looking statements. All projections are subject to change and based upon current expectations.

AEMETIS

Aemetis Low Carbon Ethanol:

High octane, high oxygen, clean fuel for gasoline blending, aviation, trucking and ethanol fuel cell electric vehicles

Plan for Revenue and Earnings Growth: California Ethanol Plant





Ethanol Plant Upgrades	
Solar Array with Battery Storage (2022)	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natural Gas by 60% (2023)	Natgas -> Electric

To Reduce Carbon Intensity
ZEBREX™ Mitsubishi ceramic membrane dehydration system reduces petro natural gas use by 20% and replaces with electricity
High efficiency heat exchangers reduce natgas use (2021)

- 80%+ reduction in petroleum natural gas costs
- Lower carbon intensity under LCFS generates higher value biofuel

AEMETIS

Aemetis Biogas:

Carbon Intensity Dairy Renewable Natural Gas for Trucks, Buses and Electric Vehicles

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project[1]

Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection Project

Constructing biomethane digesters at dairies connected by pipeline to a gas cleanup and compression facility at existing Aemetis ethanol plant to collect dairy biogas and produce Renewable Natural Gas (RNG) to displace diesel.

Products and Key Markets

- Carbon intensity negative 426 for existing dairy digesters
- Biogas used by ethanol plant monetizes LCFS value
- RNG sales to local trucking customers via onsite station
- RNG sold into natural gas pipeline
- May be converted to Electricity for EV and hybrid vehicles

Growth

- Six digesters and 40 miles of pipeline completed
- PG&E Pipeline Interconnect completed
- Centralized Biogas Clean Up Hub completed
- Dairies 8-16 will in construction Q1/Q2 2023

Dairy Digester Planned Expansion



 # Digesters

2 –> 2020 YE

7 –> 2023 Q1

66 –> 2027YE

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations

Aemetis Biogas LLC – Dairy RNG Project Overview


Phase 1 - Completed
Phase 2

Represents Signed Dairies

Represents LOI's

Green Represents Future Opportunities

30 Dairies Signed with 35 Year Leases or LOI's

- Anaerobic Digesters Capture Dairy Methane Gas; Pretreatment Units Remove Hydrogen Sulfide (H2S) Prior to Biogas Pipeline Injection
  6 In Service Q1 2023
- 40 Mile Biogas Pressurized Pipeline to Ethanol Plant for Gas Cleanup
  In Service Q1 2023
- Biogas-to-RNG Plant Produces Utility Quality Gas at Aemetis ethanol plant site
  In Service Q1 2023
- PG&E Gas Pipeline Interconnection Located at Aemetis Ethanol Plant
  In Service Q1 2023
- RNG Fueling Station being built at ethanol plant

Sustainable Advantage in Below Zero Carbon Intensity Dairy RNG

- Aemetis has established a **significant competitive advantage with -426 CI dairy Renewable Natural Gas in CA**
  - California passed Senate Bill 1383 to cause dairies to capture methane from dairy waste lagoons or buy LCFS credits to offset methane emissions
    - About 1,200 dairies with 1.7 million cows in California (Wisconsin ranks 2nd with 1.2 million cows)
    - 25% of methane emissions in California are emitted from dairy lagoons
- **Existing Aemetis 65 million gallon ethanol plant supplies** about 2 million pounds per day of **animal feed to about 120,000 dairy cows at approximately 80 dairies in the Central Valley** near the Keyes plant
- Aemetis Biogas funds, builds, owns, operates and **generates RNG project revenues immediately by using biogas in the Aemetis ethanol plant as soon as production begins, without waiting for permitting and construction of RNG gas cleanup hub and utility pipeline interconnection**
  - Dairies sign 25 year + 10 year option supply and lease agreements with Aemetis Biogas at fixed rates
  - Estimated $6 million average capex cost per dairy for digester, H2S removal unit, pressurized pipeline, biogas cleanup, compression, and utility pipeline interconnection
- **Strong relationships with dairies for feed supply enabled Aemetis to sign 24 dairy participation agreements**
- **Awarded $23 million of grants** from CDFA, CEC and PG&E
- Credibility and previous work with County and State permitting agencies enabled Aemetis to build Phase I with 2 dairy digesters, pipeline and Keyes plant biogas unit in only 1 year (compared to up to five years for digesters by other CA developers)
  - **CEQA approval enabled entire 40 mile pipeline of Phase II to be built and brought In Service in Jan 2023**
- **Having the trust of the dairy owner is the key to rapid growth in dairy RNG**, since a 25 year supply contract and land lease is a substantial relationship commitment by the dairy owner

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

Dairy RNG Project Funding Plan

- Automatically-redeemed preferred equity for $30 million (funded under 2019 financing)
- $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline
- Grant for RNG dispensing station at Keyes plant
- USDA $25 million long term debt under Renewable Energy for America Program (REAP) (Funded)
- USDA $175 million long term debt under Renewable Energy for America Program (REAP)(in 2022-24)



Dairy Digester Biogas-to-RNG Process


WATER REUSED FOR FLUSH / IRRIGATION
WW STORAGE POND
FLUSH LANES
MANURE SCREEN SEPARATOR
SAND LANE
EFFLUENT RETURNED TO DAIRY
BIOGAS UPGRADING FACILTY / UTILITY INTERCONNECTION
BIOGAS PRETREATMENT SKID
LAGOON DIGESTER

Biogas-to-RNG Plant Overview

- Aemetis Central Dairy Digester Project produces biogas from manure feedstock from local dairies
- RNG Production by 2027 is scheduled to be more than 1.65 million MMBTU/year
- Estimated Carbon Intensity of –400 gCO2e/MJ
- 500+ LCFS credits generated from CARB Low Carbon Fuel Standard per MMBtu

Process Flow Diagram



Conditioned Biogas Piped From Dairies
Compressor Boost
Conditioned Biogas (H2S Content < 80 ppmv)
Activated Carbon Adsorber
Activated Carbon Adsorber Breakthrough Backup
Water Separators
CO2 Membrane Removal System
Pipeline Quality RNG
Compressor Boost
Co-Located RNG Fueling Station or PGE Interconnection
Waste Tail Gas
RTO

Aemetis Biogas-to-RNG Plant and PG&E Gas Pipeline Interconnect



AEMETIS

Aemetis “Carbon Zero” Renewable Fuels Plants:

Renewable Jet/Diesel Fuel Produced with Carbon Sequestration and Zero Carbon Intensity Electricity

Riverbank, California Site

- Acquisition agreement for the 125-acre Riverbank Industrial Complex site was signed by Aemetis in December 2021
- Former U.S. Army Ammunition Plant
- 125 acres of industrial and commercial land
- 710,000 s.f. of existing buildings
- Onsite railroad with 120 railcar storage
- 100% low carbon hydroelectric power with onsite 20 megawatt substation
- Environmental Impact Report (EIR) completed


RIVERBANK



Sustainable Aviation Fuel and RD Plant - Riverbank, California Site



"Carbon Zero" Renewable Jet/Diesel Plants with Carbon Sequestration

Feedstock	HydroFlex™	Renewable Fuels

Non-Edible Oils (<35CI Score)

- *Distillers Corn Oil*
- *Tallow*
- *Camelina/Carinata*



Proven Renewable Technology

- **Hydroprocessing**
- **Paraffin Isomerization**
- **Hydrocracking**



Renewable SAF

Renewable Diesel

Renewable Propane

Renewable Naphtha

Excess

Renewable Naphtha





Gasification

- *Syngas to Hydrogen Plant*



Renewable Hydrogen Production

Carbon Sequestration

Millions of Tons of Local Below Zero Carbon Intensity Hydrogen Feedstock

Biomass-to-Energy Plants Closing in California

- Biomass-to-Energy plants decreased from 33 plants to 5 plants
- Unable to compete with subsidized solar and wind energy

More than 1.5 million acres of Almonds/Walnuts in California

- 2+ million tons/year of Ag Waste that is usually burned in the field
- Almond Growers pay for orchard removal
- **Negative 100 Carbon Intensity orchard waste wood expected**


Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Joaquin County
Riverbank Site
Stanislaus County
Merced County
San Francisco
San Jose
Santa Cruz
Salinas
Fresno

Field Burning Increasing without Market for Waste Wood


Emissions (Tons per Day)
0
5
10
15
20
25
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions


Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Fresno
CALIFORNIA
Visalia
50 Mile Radius
100 Mile Radius

Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017

UC Davis Feedstock Study Results


Acres Harvested and Projected
Harvested (1,000 Acres)
1,600
1,400
1,200
1,000
800
600
400
200
0
1960
1970
1980
1990
2000
2010
2020
2030
2040
Almond
Projected Almond
Walnut
Walnut Projected


Gross Biomass Totals (2016)
Biomass (1,000 BDT)
1,600
1,400
1,200
1,000
800
600
400
200
0
0
50
100
150
200
250
Miles from Facility
Total
Almond Biomass
Walnut Biomass
Pistachio Shells


Thousand Tons Burned
1000
900
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Study Conclusions

- Confirmed air emissions assumptions for carbon intensity score under LCFS
- Confirmed biomass growth and availability
- Projected feedstock pricing
- 20-year guaranteed supply due to lifecycle of trees

Below Zero Carbon Intensity Feedstock Supply

- Negative carbon intensity feedstock supply of orchard waste wood in Central California
- Trucks moving waste wood are scheduled to use negative 426 carbon intensity, dairy Renewable Natural Gas from Aemetis Biogas project at low cost to trucking operators



AEMETIS

Aemetis Carbon Capture:

Carbon Capture & Underground Sequestration (CSS) of CO2 for Renewable Fuels Plants and Other CO2 Sources in California

Aemetis Carbon Capture and Sequestration Projects in California

- Formerly an inland ocean now known as the Central Valley of California
  - Light green area shows shale geological storage containing saline water for CCS
  - Shale caprock layer at approximately 7,000 ft depth and basement layer below CO2 storage formation
- Few CCS projects in active development in California due to lack of CO2 pipelines and distance from sources of CO2 and CCS sites
- Aemetis plans to sequester a combined two million metric tonnes of CO2 per year at two sites located nearby our biofuels plants
  - 400,000 MT per year from biogas and biofuels plant operations
  - 1.6 million MT per year of carbon sequestration using CO2 supplied by renewable fuels plants and oil refineries
- Two million planned MT/CO2 per year = $570 million annual revenues at $200 LCFS + $85 IRA 45Q[1]
- Trucking using Aemetis RNG lowers carbon intensity and significantly reduces costs


Chapter 3: The CCS Opportunity in California
FIGURE 3-12
CCS PROJECT DEVELOPMENT OPPORTUNITIES
Aemetis Carbon Zero Jet/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
Stanford

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Access to Permanent Geological Storage

Permanent Geologic Storage

The US has ample physical capacity to permanently store thousands of years of US emissions at current levels in secure geologic saline formations.[26] However, local characterization will be needed to identify suitable CO_2 injection sites for project development. Site access and cost of injection also factor into geologic storage access for a given project.

Locating direct air capture and carbon capture hubs in areas with existing saline storage capacity can minimize transport costs, land use, and local impact. However, not all potential direct air capture and carbon capture hubs are co-located with geologic storage formations. Shared transport infrastructure can achieve beneficial economies of scale, enabling break-even on investments in industrial capture retrofit even when longer distance transport to a final storage site is required.

Estimated US geologic CO_2 storage capacity

	Low	Med	High
Saline	2.2 trillion	8.1 trillion	21.2 trillion
Fossil	72 billion	159 billion	188 billion

metric tons CO_2

Source: NATCARB (NATCARB_OilGas_v1502; October 30, 2015; NATCARB_Saline_v1502; October 30, 2015).



Geologic storage opportunity
Assessed low-cost saline storage
Saline CO2 storage formation
Fossil CO2 storage formation
Existing petroleum production site

Figure authored by GPI based on ARI (September 2018), Middleton et al. (September 2020), NATCARB (NATCARB_Saline_v1502; October 30, 2015), HIFLD (September 21, 2017).

Saline Storage Formations

Northern California



Carbon capture and storage is an essential tool for achieving midcentury climate goals, maintaining the competitiveness of US industry, and protecting and creating high-wage jobs. Carbon capture is crucial in decarbonizing key carbon-intensive industries where CO_2 emissions are inherent to the chemistry of production processes and cannot be eliminated solely by switching to low-carbon electricity. The US has capacity to safely and permanently store thousands of years of carbon emissions in geologic saline formations.

Carbon Capture and Storage


San Francisco
San Jose
45Q-eligible facilities

The Section 45Q tax credit lowers cost barriers to carbon capture and storage. Among the 17 industrial and power facilities in the Northern California hub that meet emissions thresholds for Section 45Q eligibility, ten have been identified as near- to medium-term candidates for capture retrofit over the next 10 to 15 years.

45Q-eligible facilities by industry

- Cement & lime
- Ethanol
- Gas power
- Gas processing
- Refineries
- Near- to medium-term
- Additional emitting facility


CO₂ storage opportunities

Northern California has potential to act as a carbon storage destination for capture facilities and carbon removal. The state of California has potential to store 148 billion metric tons of CO_2 in secure geologic saline formations, and also has extensive capacity for carbon storage in geologic fossil basins.

Geologic storage opportunity

- Assessed low-cost saline storage
- Saline CO_2 storage formation
- Fossil CO_2 storage formation
- + Existing petroleum production site

Carbon capture opportunities


Million metric tons CO₂e
15
10
5
45Q-eligible
Near- to medium-term
Refineries
Gas power plants
Gas processing
Cement & lime
Ethanol

- Industrial and power facilities emit **29.6 Mt CO_2e per year**
- **45Q-eligible** facilities emit **24.5 Mt CO_2e per year**
- **5.8 Mt CO_2 per year** are capturable in the **near- to medium-term**

Fossil storage formations
by CO_2 storage capacity


500
1000
Rio Vista Gas 783
Wilmington 614
Huntington Beach 355
Long Beach 308
Wilmington 238
Sana Fe Springs 116
Dominguez 67
Brea-Olinda 62
River Island Gas 53
Torrance 52
Million metric tons

Saline storage formations
by CO_2 storage capacity


100
200
Central Valley 199
Ventura Basin 22
Los Angeles Basin 22
Salinas Basin 10
Cuyama Basin 5.1
La Honda Basin 2.2
Orinda Basin 0.44
Livermore Basin 0.28
Billion metric tons

GREAT PLAINS INSTITUTE US CARBON AND HYDROGEN HUBS ATLAS

US CARBON AND HYDROGEN HUBS ATLAS GREAT PLAINS INSTITUTE

51

Ethanol Plants are Largest Reduction in Costs = Highest Value CCS Projects

FIGURE 3-14

MARGINAL ABATEMENT CURVE BY FACILITY



Total Cost with LCFS, 45Q ($/tCO2)
$100
50
0
-50
-100
-150
10
20
30
40
50
60
Annual Emissions Abated (MtCO2/yr)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC

The 34 facilities on the left side of the graph that show negative costs can generate positive revenues. The opposite is true for the 42 facilities on the right side of the graph. Note that the crossover on this graph from negative to positive costs occurs at 21.5 $MtCO_2$/yr abated.
Source: Energy Futures Initiative and Stanford University, 2020.

k Abatement cost = capture cost ($/$tCO_2$) + storage cost ($/tCO_2) plus incentives (LCFS and 45Q credits where applicable, in $/$tCO_2$)

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth Stanford Center for Carbon Storage

Emission Comparison and Capture Cost

FIGURE 3-13
COMPARISON OF EMISSIONS AND CAPTURE COST (BY FACILITY AND SUBSECTOR)



Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC
A. Emissions per year by individual facility
CO_2 Emissions (MtCO$_2$)
B. Average emissions of CO_2 per year by facility type
CO_2 Emissions (MtCO$_2$)
C. Capture cost by individual facility
\$/tCO$_2$
D. Weighted average (by emissions) Capture cost by facility type
\$/tCO$_2$

Emissions volumes and capture costs for the 76 candidate facilities analyzed in this study. *Source: Energy Futures Initiative and Stanford University, 2020.*

Stanford | Stanford Center for Carbon Storage

- Decreased Capture Cost with Pre-existing On Site CO2 Compression system
- Inverse relationship between plant emissions and storage capability
- Highest Emitters lack the geological positioning
- Aemetis has ability to receive CO2 by rail and inject into well

Proximity to Other CO2 Sources

- The Aemetis CO2 Storage sites are located 90 miles directly east of 5 major oil refineries in the San Francisco Bay Area
- Each SF Bay Area refinery emits approximately 800,0000 to 2,000,000 MT of CO2 per year
- Total of ~ 5,000,000 MT of CO2 capture and storage needed for Bay Area oil refineries

Source of industrial emissions by sector



Million metric tons carbon dioxide equivalent
50
100
150
200
250
Ammonia
Cement & lime
Chemicals
Ethanol
Gas processing
Metals, minerals & other
Petrochemicals
Pulp & paper
Refineries
Steel & steel products
Stationary fuel combustion
Process emissions
Other

Figure authored by GPI based on EPA GHGRP 2019 data (as of August 7, 2021).

Near- and medium-term carbon capture jobs potential, 2021-2035



Investment potential
JOBS
1,000
2,000
3,000
4,000
Capture potential (Mt CO_2)
Industry
Refineries
$11,140 million
Cement
$13,600 million
Steel
$8,260 million
Hydrogen
$5,265 million
Ethanol
$3,886 million
Petrochemicals
$700 million
Ammonia
$590 million
Gas processing
$442 million
42
61
27
34
49
2
12
5
Project Jobs
Operations Jobs

Images provide by GPI based on Source: King, Herndon, Larsen, and Hiltbrand, *The Economic Benefits of Carbon Capture*

Riverbank CO2 Unloading, Compression and Sequestration Site



- Gaseous CO2 from SAF/RD plant (gas, 200KTY)
- Liquid CO2 using RNG trucks sourced from other producers (800KTY)
- Rail and Truck CO2 Unloading Facilities
- CO2 Injection and Observation wells on-site
- Control Room onsite

Aemetis Carbon Capture & Sequestration Project Leaders

Baker Hughes

Baker Hughes: Underground Engineering and Well Drilling

- Leading natural gas and crude oil drilling company
- $20 billion market value
- Operates in 120+ countries
- CCUS Technology Solutions include:
  - Pre-FEED and FEED consultation and project design
  - Capture and purification
  - Injection Well design and construction for storage
  - Micro-seismic expertise

ATSI

ATSI: Carbon Sequestration Project Manager, Engineering and EPC

- For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services
- Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery
- Completed 138 commercial projects in 21 different states

Riverbank CCS Project Milestones and Expected Timeline:

- Characterization Well Permit
  - Access road and well pad **complete**
  - CalGEM permit (for characterization well) is expected Q1 2023
  - All City permits **complete**

- Data Collection from Characterization Well
  - Drill 21-30 days to collect core samples, caprock fracture testing, porosity/permeability, horizontal scanning (Q2, 2023)
  - Sample core analysis takes 60 days (Q3, 2023)
  - Final reservoir engineering and aboveground engineering

- Submit EPA Class VI permit (Late 2023)
- Receive EPA Class VI permit (Late 2024)
- Drill Riverbank CO_2 injection well (2024-25)

AEMETIS

Aemetis International:

India Distilled Biodiesel, Refined Glycerin and Refined Tallow Plant

50 mgy Biodiesel/Glycerin/Tallow Refining Plant in Kakinada, India






BIODIESEL



Significant tax penalty for diesel not containing biodiesel was adopted by India government in early 2022 to become effective April 2023, significantly increasing India demand.

AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)
Eric McAfee, Chairman/CEO
eric.mcafee@aemetis.com